SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JUNE 29, 1999
                          -----------------------------
                        (DATE OF EARLIEST EVENT REPORTED)


                             RESEARCH, INCORPORATED
                             ----------------------
             (Exact name of registrant as specified in its charter)


    MINNESOTA                    0-2387                  41-0908058
    ---------                    ------                  ----------
    (State or other              (Commission             (I.R.S. Employer
    jurisdiction                 File Number)            Identification No.)
    of Incorporation)


                             6425 FLYING CLOUD DRIVE
                          EDEN PRAIRIE, MINNESOTA 55344
                          -----------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (612) 829-8301


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Items 1, 2, 3, 4, 6 and 8 are not included.


ITEM 5. OTHER EVENTS.
---------------------

     On June 29, 1999 Research, Incorporated announced that Company had entered into a property sale/leaseback agreement with Continental Property Group, Inc. The Company will sell its Eden Prairie building and land and subsequently lease the property back. Further details of this action are contained in the press release of Research, Incorporated, dated June 29, 1999 attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
------------------------------------------


     (c)      Exhibits.
              ---------

     99.1     Press release.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RESEARCH INCORPORATED


                                       By      /s/ Claude C. Johnson
                                          --------------------------
                                              Claude C. Johnson
                                              President

July 15, 1999



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